UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 23, 2022

SOUTH JERSEY INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

New Jersey	1-6364	22-1901645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 South Jersey Plaza, Folsom, New Jersey 08037
(Address of Principal Executive Offices) (Zip Code)

(609) 561-9000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SJI	New York Stock Exchange
5.625% Junior Subordinated Notes due 2079	SJIJ	New York Stock Exchange
Corporate Units	SJIV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement

On February 23, 2022, South Jersey Industries, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, NJ Boardwalk Holdings LLC, a Delaware limited liability company (“Parent”), and Boardwalk Merger Sub, Inc., a New Jersey corporation and wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation (the “Surviving Corporation”) in the Merger and becoming a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of the Infrastructure Investments Fund, a private investment vehicle focused on investing in critical infrastructure assets (“IIF”).

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $1.25 per share, of the Company (“Company common stock”) issued and outstanding immediately prior to the Effective Time (other than shares of Company common stock held in the treasury of the Company or owned, directly or indirectly, by Parent, Merger Sub or any wholly owned Subsidiary of the Company) shall be converted into the right to receive $36.00 in cash (the “Merger Consideration”), without interest. Immediately prior to the Effective Time, (i) each then-outstanding restricted stock unit with respect to the Company common stock that vests solely based on the passage of time and was granted pursuant to any equity compensation plan or agreement of the Company, whether vested or unvested (a “Company RSU”) will be cancelled and, in exchange therefor, the Surviving Corporation will pay to each former holder of any such cancelled Company RSU an amount in cash (without interest, and subject to deduction for any required withholding tax) equal to the product of (x) the Merger Consideration and (y) the number of shares of Company common stock subject to such Company RSU and (ii) each then-outstanding restricted stock unit with respect to the Company common stock that vests in whole or in part based on the achievement of performance goals, whether vested or unvested (a “Company PSU”), will be cancelled and, in exchange therefor, the Surviving Corporation will pay to each former holder of any such cancelled Company PSU an amount in cash (without interest, and subject to deduction for any required withholding tax) equal to the product of (x) the Merger Consideration and (y) the greater of the number of shares of Company common stock that would be delivered under the terms of the applicable award agreement based on (1) the actual achievement of the applicable performance criteria as if the performance period ended on the business day immediately preceding the closing date of the Merger, as determined in good faith by the Company and Parent, and (2) the achievement of the applicable performance criteria at the target level.

The Company, Parent and Merger Sub each have made customary representations, warranties and covenants in the Merger Agreement. Among other things, the Company has agreed, subject to certain exceptions, to conduct its business in the ordinary course, consistent with past practice, from the date of the Merger Agreement until the Effective Time, and not to take certain actions prior to the closing of the Merger without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed). The Company has made certain additional customary covenants, including, subject to certain exceptions: (1) to cause a meeting of the Company’s shareholders to be held to consider approval of the Merger Agreement, (2) not to solicit proposals relating to alternative business combination transactions and not to participate in discussions concerning, or furnish information in connection with, alternative business combination transactions and (3) not to withdraw its recommendation to the Company’s shareholders regarding the Merger. In addition, subject to the terms of the Merger Agreement, the Company, Parent and Merger Sub are required to use reasonable best efforts to obtain all required regulatory approvals, which will include clearance under federal antitrust laws and certain approvals by federal and state regulatory bodies, including that such efforts not result in a Burdensome Condition (as defined in the Merger Agreement). Parent has obtained equity and debt financing commitments for the transactions contemplated by the Merger Agreement, the aggregate proceeds of which will be sufficient to consummate the Merger and the other transactions contemplated by the Merger Agreement, including payment of the aggregate Merger Consideration.

Consummation of the Merger is subject to various conditions, including: (1) approval of the shareholders of the Company, (2) expiration or termination of the applicable Hart-Scott-Rodino Act waiting period, (3) receipt of required regulatory and statutory approvals without the imposition of a Burdensome Condition (as defined in the Merger Agreement), (4) absence of any law or order prohibiting the consummation of the Merger and (5) other customary closing conditions, including (a) subject to materiality qualifiers, the accuracy of each party’s representations and warranties, (b) each party’s compliance in all material respects with its obligations and covenants under the Merger Agreement and (c) the absence of a material adverse effect with respect to the Company.  The completion of the Merger is not conditioned on receipt of financing by Parent.

The Merger Agreement contains certain termination rights for both the Company and Parent, including if the Merger is not consummated by February 23, 2023 (subject to extension for an additional three months if all of the conditions to closing, other than the conditions related to obtaining regulatory approvals, have been satisfied). The Merger Agreement also provides for certain termination rights for each of the Company and Parent, and provides that, upon termination of the Merger Agreement under certain specified circumstances, Parent would be required to pay a termination fee of $255 million to the Company, and under other specified circumstances, the Company would be required to pay Parent a termination fee of $140 million.

The foregoing description of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be a complete description thereof and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specified dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement, are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 8.01.    Other Events.

On February 24, 2022, the Company and IIF jointly issued a press release in connection with the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibit

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 23, 2022, by and among South Jersey Industries, Inc., NJ Boardwalk Holdings LLC and Boardwalk Merger Sub, Inc.*
99.1	Press Release, dated February 24, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

Forward-Looking Statements

This communication includes statements that are forward-looking statements made pursuant to the safe harbor provisions of the Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed acquisition of the Company, shareholder and regulatory approvals, the expected timetable for completing the proposed transaction and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements.  These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s shareholders; the timing to consummate the proposed transaction; satisfaction of the conditions to closing of the proposed transaction may not be satisfied; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management’s time on transaction-related issues.  All statements, other than statements of historical fact, including statements regarding guidance, industry prospects, future results of operations or financial position, expected sources of incremental margin, strategy, financing needs, future capital expenditures and the outcome or effect of ongoing litigation, should be considered forward looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995.  When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward looking statements. These forward looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ materially from those expressed in the forward looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” on Form 10-K for the year ended December 31, 2021 and in any other SEC filings made by the Company.  The company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this press release, and the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information about the Merger and Where to Find It

In connection with the Merger, the Company expects to file a proxy statement, as well as other relevant materials, with the SEC. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that the Company may file with the SEC in connection with the Merger. THE COMPANY URGES INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.  Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by the Company with the SEC at http://www.sec.gov, the SEC’s website, or from the Company’s website (https://investors.sjindustries.com). In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Investor Relations at investors.sjindustries.com.

Participants in the Solicitation

The Company, its directors and certain of its officers and employees, may be deemed to be participants in the solicitation of proxies from Company shareholders in connection with the Merger. Information about the Company’s directors and executive officers is set forth in its definitive proxy statement for its 2021 annual meeting of shareholders filed with the SEC on March 18, 2021. To the extent the holdings of Company securities by Company directors and executive officers have changed since the amounts set forth in the proxy statement for its 2021 annual meeting of shareholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on the Investor Relations page of the Company’s website located at https://investors.sjindustries.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement and other relevant materials the Company may file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH JERSEY INDUSTRIES, INC.

Date: February 24, 2022	By:	/s/ Michael J. Renna
Michael J. Renna
President and Chief Executive Officer